Exhibit 10.1

SECURITIES PURCHASE AGREEMENT

This Securities Purchase Agreement (“Agreement”) is made as of February 13, 2009 (the “Effective Date”), by and among Cadence Pharmaceuticals, Inc., a Delaware corporation (the “Company”), and each of those persons and entities, severally and not jointly, listed as a Purchaser on the Schedule of Purchasers attached as Exhibit A hereto (the “Schedule of Purchasers”). Such persons and entities are hereinafter collectively referred to as “Purchasers” and each individually as a “Purchaser”.

AGREEMENT

In consideration of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Company and each Purchaser (severally and not jointly) hereby agree as follows:

SECTION 1. AUTHORIZATION OF SALE OF SECURITIES.

The Company has authorized the sale and issuance of 12,039,794 shares of its Common Stock, par value $0.0001 per share (the “Common Stock”), and warrants in the form of Exhibit B hereto to purchase an aggregate of 6,019,897 shares of Common Stock (each a “Warrant,” and collectively, the “Warrants”), on the terms and subject to the conditions set forth in this Agreement. The shares of Common Stock sold hereunder at the Closing (as defined below) shall be referred to as the “Shares.” The Shares and the Warrants shall be referred to collectively as the “Securities.”

SECTION 2. AGREEMENT TO SELL AND PURCHASE THE SECURITIES.

2.1 Sale of Securities. At the Closing (as defined in Section 3), the Company will sell to each Purchaser, and each Purchaser will purchase from the Company, (a) the number of Shares set forth opposite such Purchaser’s name on the Schedule of Purchasers at a purchase price of $7.13 per Share and (b) a Warrant to purchase the number of shares of Common Stock set forth opposite such Purchaser’s name on the Schedule of Purchasers (such shares of Common Stock, the “Warrant Shares”), which Warrant shall have an exercise price equal to $7.84 per Warrant Share, and which Warrant shall have a purchase price equal to $0.125 per Warrant Share underlying such Warrant.

2.2 Separate Agreement. Each Purchaser shall severally, and not jointly, be liable for only the purchase of the Securities that appear on the Schedule of Purchasers that relate to such Purchaser. The Company’s agreement with each of the Purchasers is a separate agreement, and the sale of Securities to each of the Purchasers is a separate sale. The obligations of each Purchaser hereunder are expressly not conditioned on the purchase by any or all of the other Purchasers of the Securities such other Purchasers have agreed to purchase.

SECTION 3. CLOSING AND DELIVERY.

3.1 Closing. The closing of the purchase and sale of the Securities (which Securities are set forth in the Schedule of Purchasers) pursuant to this Agreement (the “Closing”) shall be held on February 18, 2009 at the offices of Latham & Watkins LLP, 12636 High Bluff Drive, Suite 400, San Diego, California 92130, or on such other date and place as may be agreed to by the Company and the Purchasers. At or prior to the Closing, the Company and each Purchaser shall execute any related agreements or other documents required to be executed hereunder, dated as of the date of the Closing (the “Closing Date”).

3.2 Issuance of the Securities at the Closing. At the Closing, the Company shall issue to each Purchaser (a) stock certificates registered in the name of such Purchaser, or in such nominee name(s) as designated by such Purchaser, representing the number of Shares to be purchased by such Purchaser at such Closing as set forth in the Schedule of Purchasers, against payment of the purchase price for such Shares and (b) a Warrant registered in the name of such Purchaser, or in such nominee name(s) as designated by such Purchaser, representing the number of Warrant Shares as set forth in the Schedule of Purchasers. The name(s) in which the stock certificates and Warrant are to be issued to each Purchaser are set forth in the Stock Certificate Questionnaire and the Registration Statement Questionnaire in the form attached hereto as Exhibits C and D, respectively (the “Stock Certificate Questionnaire” and the “Registration Statement Questionnaire,” respectively), as completed by each Purchaser, which shall be provided to the Company no later than the Closing Date. The physical delivery of the stock certificates and Warrants to each Purchaser shall be made promptly following the Closing Date.

SECTION 4. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE COMPANY.

Except as otherwise expressly described in the Company’s filings with the Securities and Exchange Commission (the “Commission”) available on EDGAR to the public since December 31, 2007 (the “Commission Documents”), or in the Company’s press releases, as posted on the website of the Company in the Investor Relations – News Releases section, since December 31, 2007 (the “Press Releases,” and together with the Commission Documents, the “Company Information”), which qualify the following representations and warranties in their entirety, the Company hereby represents and warrants to, and covenants with, each Purchaser, as follows:

4.1 Organization and Standing; Subsidiaries. The Company has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware and has corporate power and authority to own, lease and operate its properties and to conduct its business as presently conducted, and to enter into and perform its obligations under this Agreement, the Warrants and the other documents delivered by the Company pursuant hereto; and the Company is duly qualified as a foreign corporation to transact business and is in good standing in each other jurisdiction in which such qualification is required, except where the failure so to qualify or to be in good standing, individually or in the aggregate, would not reasonably be expected to have a material adverse effect on the assets, liabilities, properties, condition, financial or otherwise, in the results of operations or business or prospects of the Company, or materially impair the Company’s ability to perform its obligations under this Agreement (a “Company Material Adverse Effect”). The Company has no subsidiaries which have incurred any material liabilities.

4.2 Corporate Power; Authorization. The Company has the requisite power and authority to enter into and to consummate the transactions contemplated by this Agreement, the Warrants and the other documents delivered by the Company pursuant hereto and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery by the Company of this Agreement, the

Warrants and the other documents delivered by the Company pursuant hereto and the consummation and performance by it of the transactions contemplated hereunder and thereunder have been duly authorized by all necessary corporate action on the part of the Company, and no further consent or action is required by the Company, its Board of Directors or its stockholders. This Agreement, the Warrants and the other documents delivered by the Company pursuant hereto have been duly executed by the Company and, when delivered in accordance with the terms hereof or thereof, will constitute the valid and binding obligation of the Company, enforceable against the Company in accordance with their terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ and contracting parties’ rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

4.3 No Conflicts or Violations. The execution, delivery and performance by the Company of this Agreement, the Warrants and the other documents delivered by the Company pursuant hereto and the consummation by the Company of the transactions contemplated hereby and thereby do not and will not (i) conflict with or violate any provision of the Company’s amended and restated certificate of incorporation or amended and restated bylaws, (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, or give any rights to receipt of any portion of the proceeds from the sale of the Securities pursuant to, any agreement, credit facility, debt or other instrument (evidencing a Company debt or otherwise) to which the Company is a party or by which any property or asset of the Company is bound or affected, or (iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company is subject (including federal and state securities laws and regulations) and the rules and regulations of any self-regulatory organization to which the Company or its securities are subject, or by which any property or asset of the Company is bound or affected except in the case of clauses (ii) and (iii), such as would not, individually or in the aggregate, be reasonably expected to result in a Company Material Adverse Effect.

4.4 Governmental Consents. No consent, approval, authorization, filing with or order of or registration with, any court or governmental agency or body is required in connection with the transactions contemplated herein, except such as have been or will be obtained or made under the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (the “Securities Act”), or the Securities Exchange Act of 1934, as amended, and the rule and regulations promulgated thereunder (the “Exchange Act”), and such as may be required under the securities, or blue sky, laws of any state or foreign jurisdiction in connection with the offer and sale of the Securities by the Company in the manner contemplated herein.

4.5 Issuance and Delivery of the Securities. The Securities have been duly authorized and, when issued and paid for in compliance with the provisions of this Agreement, will be validly issued, fully paid and nonassessable. The Warrant Shares have been duly authorized and, upon exercise of the Warrants in accordance with their terms, including payment of the exercise price therefore, will be validly issued, fully paid and nonassessable. The issuance and delivery of neither the Securities nor the Warrant Shares is subject to preemptive, co-sale or any other similar rights of the stockholders of the Company or any liens or encumbrances (other than any liens or encumbrances created by or imposed by the Purchaser purchasing the applicable Securities pursuant to the terms of this Agreement). Assuming the accuracy of the representations made by each Purchaser in Section 5, the offer and issuance by the Company of the Securities is exempt from registration under the Securities Act.

4.6 Capitalization. All of the Company’s outstanding shares of capital stock have been duly authorized and validly issued and are fully paid and nonassessable, have been issued in compliance with all federal and state securities laws, and were not issued in violation of or subject to any preemptive, co-sale or other rights to subscribe for or purchase securities. The authorized capital stock of the Company consists of 100,000,000 shares of Common Stock and 10,000,000 shares of undesignated Preferred Stock. As of the Effective Date, there are no shares of Preferred Stock issued and outstanding and there are 38,363,985 shares of Common Stock issued, consisting of 38,363,985 shares of Common Stock outstanding and 0 shares of Common Stock held in treasury. There are no other shares of any other class or series of capital stock of the Company issued or outstanding. The Company has no capital stock reserved for issuance, except that, as of the Effective Date: (i) 50,331 shares of Common Stock are reserved for issuance upon the exercise of outstanding warrants; (ii) 1,583,180 shares of Common Stock are subject to currently outstanding stock options issued under the Company’s 2004 Equity Incentive Award Plan (the “2004 Plan”), and no shares of Common Stock remain available for future issuance under the 2004 Plan; and (iii) 2,063,250 shares of Common Stock are subject to currently outstanding stock options issued under the Company’s 2006 Equity Incentive Award Plan (the “2006 Plan”), 0 shares of Common Stock are outstanding as unvested restricted stock under the 2006 Plan, and 2,489,091 shares of Common Stock remain available for future issuance under the 2006 Plan. Except as stated above, there are no outstanding options, warrants, or other rights to purchase, or equity or debt securities convertible into or exchangeable or exercisable for, any capital stock of the Company that have been granted by the Company. The issuance of Common Stock or other securities pursuant to any provision of this Agreement or the Warrants will not give rise to any preemptive rights or rights of first refusal, co-sale rights or any other similar rights on behalf of any person or result in the triggering of any anti-dilution or other similar rights. There are no securities or instruments containing anti-dilution provisions that will be triggered by the issuance of the Securities or the Warrant Shares.

4.7 Commission Documents; Financial Statements. Each document filed or to be filed with the Commission pursuant to the Exchange Act and incorporated by reference in any Registration Statement complied or will comply when so filed in all material respects with the Exchange Act. Except as otherwise disclosed in the Commission Documents, since December 31, 2007, (i) there have not been any changes in the assets, liabilities, financial condition or operations of the Company from that reflected in the financial statements in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2007 except changes in the ordinary course of business consistent with past practice that would not be reasonably expected, either individually or in the aggregate, to have a Company Material Adverse Effect, (ii) the Company has not incurred any liabilities (contingent or otherwise) other than (A) trade payables, accrued expenses and other liabilities incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company’s financial statements pursuant to GAAP or required to be disclosed in filings made with the Securities and Exchange Commission (the “Commission”), which would not, individually or in the aggregate, be reasonably expected to have a Company Material Adverse Effect, (iii) the Company has not altered its critical accounting policies, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock, and (v) the Company has not issued any equity securities to any officer, director or affiliate of the Company, except pursuant to existing Company stock incentive or purchase plans. The Company does not have pending before the Commission any request for confidential treatment of information or documents.

4.8 No Proceedings or Investigations. Except as disclosed in the Company Information, there is no proceeding, or, to the Company’s knowledge, inquiry or investigation, before or by any court, public board, government agency, self-regulatory organization or body pending or, to the knowledge of the Company, threatened against or affecting the Company or any of its subsidiaries that would be reasonably expected, individually or in the aggregate, to have a Company Material Adverse Effect. Neither the Company or its subsidiaries, nor any director or officer thereof, is, or within the last ten years has been, the subject of any action involving a claim of violation of or liability under federal or state securities laws relating to the Company or a claim of breach of fiduciary duty relating to the Company.

4.9 NASDAQ Compliance. The Company has not, in the twelve months preceding the date hereof, received notice (written or oral) from the Financial Industry Regulatory Authority or NASDAQ to the effect that the Company is not in compliance with the listing or maintenance requirements of the NASDAQ Global Market. The Company is in compliance with all such listing and maintenance requirements. The issuance and sale of the Securities under this Agreement does not contravene the rules and regulations of the NASDAQ Global Market, and no approval of the stockholders of the Company thereunder is required for the Company to issue and deliver the Securities to the Purchasers.

4.10 Sarbanes-Oxley Act. The Company is in compliance in all material respects with applicable requirements of the Sarbanes-Oxley Act of 2002 and applicable rules and regulations promulgated by the Commission thereunder.

4.11 Disclosure Controls and Procedures. The Company has established and maintains disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) that are effective in all material respects to ensure that material information relating to the Company, including its subsidiaries, is made known to its chief executive officer and chief financial officer by others within those entities. The Company’s certifying officers have evaluated the effectiveness of the Company’s controls and procedures as of December 31, 2007. The Company presented in its Annual Report on Form 10-K for the fiscal year ended December 31, 2007 the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of December 31, 2007. Since December 31, 2007, there have been no significant changes in the Company’s internal controls (as such term is defined in Item 307(b) of Regulation S-K under the Exchange Act) or, to the Company’s knowledge, in other factors that could significantly affect the Company’s internal controls.

4.12 No Integrated or Aggregated Offering. Neither the Company, nor any person acting on its behalf, has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause the offering of Shares contemplated by this Agreement to be (i) integrated with prior offerings by the Company for purposes of the Securities Act or (ii) aggregated with prior offerings by the Company for the purposes of the rules and regulations of the NASDAQ Global Market.

4.13 Price of Common Stock. The Company has not taken, nor will it take, directly or indirectly, any action designed to stabilize or manipulate the price of the Common Stock or any security of the Company to facilitate the sale or resale of the Shares or the Warrant Shares.

4.14 No General Solicitation. Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D promulgated under the Securities Act) in connection with the offer or sale of the Securities.

4.15 No Registration Rights. No holder of any security of the Company has any right, which has not been waived, to have any security owned by such holder included in the Registration Statements (as such term is defined in Section 8.1(a)(i)).

4.16 Publicity; Disclosures. Except as required by law, the Company shall not issue any press release or make any public statement (excluding information contained in the Registration Statements (as defined below)) listing any Purchaser as a purchaser of the Shares without the prior approval of such Purchaser. Notwithstanding the foregoing, the Company shall be permitted to issue a press release or make a public statement listing any Purchaser as a purchaser of the Shares without obtaining the consent of such Purchaser if such press release or public statement is required by law or the applicable rules or regulations of the NASDAQ Global Market, any securities exchange or other securities market. No later than the Trading Day immediately following the date hereof, the Company shall issue a press release disclosing the transactions contemplated by this Agreement. No later than the fourth trading day following the date hereof, the Company will file a Current Report on Form 8-K describing the transactions contemplated by this Agreement and attaching the press release described in the foregoing sentence. To the Company’s knowledge, no event or circumstance has occurred or information exists with respect to the Company or any of its subsidiaries or its or their business, properties, operations or financial conditions, which, under applicable law, rule or regulation, requires public disclosure or announcement by the Company but which has not been so publicly announced or disclosed, except for the announcement of this Agreement and related transactions and as may be disclosed on the Form 8-K filed pursuant to this Section 4.16. None of the representations, warranties, or covenants in this Agreement, the Warrants, or any agreements, certificates or instruments delivered herewith or therewith, or other disclosures made to the Purchasers in connection with the transactions contemplated by this Agreement, when taken together, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained therein, in light of the circumstances under which they were made, not misleading.

4.17 Environmental Laws. The Company (i) is in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants (“Environmental Laws”), (ii) has received all permits, licenses or other approvals required under applicable Environmental Laws to conduct its business and (iii) is in compliance with all terms and conditions of any such permit, license or approval, except where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not, individually or in the aggregate, be reasonably expected to have a Company Material Adverse Effect. There are no costs or liabilities associated with Environmental Laws, including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties, that would, individually or in the aggregate, be reasonably expected to have a Material Adverse Effect.

4.18 Title. The Company has good and marketable title to all personal property owned by it that is material to the business of the Company, free and clear of all liens, encumbrances and defects except as described in the Commission Documents or such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company. Any real property and buildings held under lease by the Company is held under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company. The Company does not own any real property.

4.19 Intellectual Property.

(a) All patents and patent applications filed by or on behalf of the Company (the “Owned Patents”) are owned or co-owned by the Company free and clear of all liens, encumbrances, except with respect to licenses granted in the ordinary course of business as such licenses and business are described in the Commission Documents, defects or other restrictions, except as would not, singly or in the aggregate, have a Material Adverse Effect; and the Company is not aware of any valid or bona fide basis for a finding that any of the Owned Patents in its entirety is (or would after issuance be) invalid or unenforceable; and the Company reasonably believes that the Owned Patents are (or will be upon their issuance) valid and enforceable, except as would not, singly or in the aggregate, have a Material Adverse Effect.

(b) In connection with the Company’s Owned Patents, all known relevant prior art references were disclosed or will be disclosed to the USPTO to the extent required by and in accordance with 37 C.F.R. Section 1.56; and neither the Company nor, to the Company’s knowledge, any other person has made any material misrepresentations or concealed any material information from the USPTO in such applications, or in connection with the prosecution of such applications, in violation of 37 C.F.R. Section 1.56.

(c) Except as set forth in the Commission Documents, the Company owns or possesses rights to use, or can acquire on reasonable terms ownership of or rights to use, all patents, patent applications, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks, trade names and other intellectual property (collectively, “Intellectual Property”) necessary for the conduct of the Company’s business as now conducted, and for the manufacture, use or sale of its presently proposed products, as described in the Commission Documents, and the Company has not received any written notice of infringement of or conflict with asserted rights of others with respect to any of the foregoing that, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would be reasonably expected to have a Company Material Adverse Effect.

(d) To the Company’s knowledge, and except as would not be reasonably expected to have a Company Material Adverse Effect, there are no valid and enforceable rights of third parties to such Intellectual Property that are or would be infringed by the business currently conducted by the Company or in the manufacture, use, sale, offer for sale or import of its presently proposed products, as described in the Commission Documents.

(e) Except as set forth in the Commission Documents, the Intellectual Property owned by the Company is not subject to any judgment, order, writ, injunction or decree of any court or any federal, state, local, foreign or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, or any arbitrator, except as would not be reasonably expected to have a Company Material Adverse Effect.

(f) To the Company’s knowledge, there are no ongoing infringements by others of any material Intellectual Property owned by the Company in connection with the business currently conducted by the Company or its presently proposed products, as described in the Prospectus, except as would not be reasonably expected to have a Company Material Adverse Effect.

(g) Other than as disclosed in the Commission Documents and except as would not be reasonably expected to have a Company Material Adverse Effect, to the Company’s knowledge, there is no U.S. patent or published U.S. patent application which contains valid and enforceable claims that are necessary for the conduct of the Company’s business as now conducted, or for the manufacture, use or sale of its presently proposed products, as described in the Time of Sale Prospectus and that dominate or that would dominate any Owned Patent or that interferes with the issued or pending claims of any such Owned Patent.

4.20 Registration. The Company satisfies the registrant requirements for the use of a registration statement on Form S-3 to register the Shares and the Warrant Shares for resale by the Purchaser under the Securities Act.

4.21 Regulatory Compliance.

(a) The Company has all necessary consents, authorizations, approvals, orders, certificates and permits of and from, and has made all required declarations and filings with, and complied with all formal recommendations of, all federal, state, local and other governmental authorities, all self-regulatory organizations and all courts and other tribunals, to own, lease, license and use its properties and assets and to conduct its business in the manner described in the Commission Documents, including, without limitation, all necessary U.S. Food and Drug Administration (“FDA”) and applicable foreign regulatory agency approvals and recommendations, except as disclosed in the Commission Documents, and except to the extent that the failure to obtain such consents, authorizations, approvals, orders, certificates, permits, or to make such declarations or filings, or to follow such recommendations would not, individually or in the aggregate, be reasonably expected to have a Company Material Adverse

Effect. The Company has not received any notice of proceedings relating to the revocation or modification of any such consent, authorization, approval, order, certificate, permit or recommendation which, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would be reasonably expected to have a Company Material Adverse Effect, except as described in the Commission Documents.

(b) No investigational new drug (“IND”) application filed by or on behalf of the Company with the FDA has been terminated by the FDA, and none of the FDA or any applicable foreign regulatory agency has recommended, commenced, or, to the knowledge of the Company, threatened to initiate, any action to place a clinical hold order on, or otherwise delay or suspend, proposed or ongoing clinical investigations conducted or proposed to be conducted by or on behalf of the Company.

(c) To the best of the Company’s knowledge, all the operations of the Company and all the manufacturing facilities and operations of the Company’s suppliers of products and product candidates and the components thereof manufactured in or imported into the United States are in compliance with applicable FDA regulations, including current Good Manufacturing Practices, and meet sanitation standards set by the Federal Food, Drug and Cosmetic Act of 1938, as amended, and all the operations of the Company and all the manufacturing facilities and operations of the Company’s suppliers of products and product candidates manufactured outside, or exported from, the United States are in compliance with applicable foreign regulatory requirements and standards, except to the extent that the failure to be in compliance with such regulations and standards would not, individually or in the aggregate, be reasonably expected to have a Company Material Adverse Effect.

(d) Except as described in the Commission Documents, the clinical trials and the human and animal studies that are described in the Commission Documents were and, if still pending, are being, conducted (to the knowledge of the Company with respect to such studies conducted by or on behalf of third parties) in accordance in all material respects with all applicable rules, regulations and policies of the FDA, including the current Good Clinical Practices and Good Laboratory Practices, and all applicable foreign regulatory requirements and standards.

(e) To the best of the Company’s knowledge, the Company has operated its business and currently is in compliance in all material respects with all applicable rules, regulations and policies of the FDA and any applicable foreign regulatory organization.

SECTION 5. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE PURCHASERS.

5.1 Each Purchaser, severally and not jointly, represents and warrants to and covenants with the Company that:

(a) Such Purchaser, taking into account the personnel and resources it can practically bring to bear on the purchase of the Securities contemplated hereby, is knowledgeable, sophisticated and experienced in making, and is qualified to make, decisions with respect to investments in securities presenting an investment decision like that involved in the purchase of the Securities, including investments in securities issued by the Company, and has requested, received, reviewed and considered all information such Purchaser deems relevant (including the Commission Documents) in making an informed decision to purchase the Securities.

(b) Such Purchaser is acquiring the Securities pursuant to this Agreement for its own account for investment only and with no present intention of distributing any of such Securities or any arrangement or understanding with any other persons regarding the distribution of such Securities, except in compliance with Section 5.1(c).

(c) Such Purchaser is an “accredited investor” within the meaning of Rule 501 of Regulation D promulgated under the Securities Act or a Qualified Institutional Buyer within the meaning of Rule 144A promulgated under the Securities Act.

(d)(i) Such Purchaser is an entity duly organized and validly existing in good standing (to the extent such concepts are applicable) under the laws of its jurisdiction of organization, (ii) such Purchaser has full right, power and authority to enter into this Agreement and to consummate the transactions contemplated hereby and has taken all necessary action to authorize the execution, delivery and performance of this Agreement, and (iii) this Agreement constitutes a valid and binding obligation of such Purchaser enforceable against such Purchaser in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ and contracting parties’ rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

(e) Such Purchaser is not a broker or dealer registered pursuant to Section 15 of the Exchange Act and, unless otherwise indicated in the Registration Statement Questionnaire executed by such Purchaser, is not affiliated with a registered broker dealer. The Purchaser is not party to any agreement for distribution of any of the Securities.

(f) Such Purchaser shall have completed or caused to be completed and delivered to the Company at no later than the Closing Date, the Stock Certificate Questionnaire and the Registration Statement Questionnaire for use in preparation of the Registration Statement, and the answers to the Stock Certificate Questionnaire and the Registration Statement Questionnaire are true and correct in all material respects as of the Effective Date and will be true and correct in all material respects as of the Closing Date and the effective date of the Registration Statement; provided that such Purchaser shall be entitled to update such information by providing notice thereof to the Company before the effective date of such Registration Statement.

(g) Such Purchaser (including any person controlling, controlled by, or under common control with such Purchaser, as the term “control” is defined pursuant to the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and its implementing regulations (the “HSR Act”)) does not, and upon the consummation of the transactions contemplated by this Agreement will not, hold voting securities of the Company exceeding an aggregate fair market value as of the Closing Date of sixty-five million two hundred thousand dollars ($65,200,000), calculated pursuant to the HSR Act.

5.2 Each Purchaser, severally and not jointly, represents and warrants to and covenants with the Company that such Purchaser has not engaged in the ninety (90) day period ending on the date hereof and will not engage in any short sales of the Company’s Common Stock prior to the effectiveness of the Initial Registration Statement (either directly or indirectly through an affiliate, agent or representative).

5.3 Each Purchaser, severally and not jointly, understands that nothing in this Agreement or any other materials presented to such Purchaser in connection with the purchase and sale of the Securities constitutes legal, tax or investment advice. Such Purchaser has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of the Securities.

5.4 Legends. Each Purchaser, severally and not jointly, understands that the Shares, the Warrants and the Warrant Shares may bear one or more legends in substantially the following form and substance:

“THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY OTHER APPLICABLE SECURITIES LAWS AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH OTHER SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED, HYPOTHECATED OR OTHERWISE DISPOSED OF, EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO A TRANSACTION WHICH IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION, IN EACH CASE IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS, AND IN THE CASE OF A TRANSACTION EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION, UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO IT THAT SUCH TRANSACTION DOES NOT REQUIRE REGISTRATION UNDER THE SECURITIES ACT AND SUCH OTHER APPLICABLE LAWS.”

In addition, stock certificates representing the Securities or the Warrant Shares may contain:

(a) any legend required by the laws of the State of California, including any legend required by the California Department of Corporations;

(b) any legend required by the blue sky laws of any other state to the extent such laws are applicable to the sale of such Securities or Warrant Shares hereunder; and

(c) a legend regarding affiliate status on the stock certificates of the Purchasers set forth in Schedule 2 hereto, in the form included therein.

5.5 Restricted Securities. Purchaser understands that the Securities and the Warrant Shares are characterized as “restricted securities” under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such Securities may be resold without registration under the Securities Act only in certain limited circumstances. In this connection, such Purchaser represents that it is familiar with Commission Rule 144, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act.

SECTION 6. CONDITIONS TO COMPANY’S OBLIGATIONS AT THE CLOSING.

The Company’s obligation to complete the sale and issuance of the Securities and deliver Securities to each Purchaser, individually, as set forth in the Schedule of Purchasers at the Closing shall be subject to the following conditions to the extent not waived by the Company:

6.1 Receipt of Payment. The Company shall have received payment, by wire transfer of immediately available funds, in the full amount of the purchase price for the number of Securities being purchased by each Purchaser at the Closing as set forth in the Schedule of Purchasers.

6.2 Representations and Warranties. The representations and warranties made by each Purchaser in Section 5 hereof shall be true and correct in all material respects as of, and as if made on, the date of this Agreement and as of the Closing Date.

6.3 Receipt of Executed Documents. Each Purchaser shall have executed and delivered to the Company the Stock Certificate Questionnaire and the Registration Statement Questionnaire.

6.4 NASDAQ Approval. The Shares and the Warrant Shares shall have been approved for listing on the NASDAQ Global Market, subject to official notice of issuance.

SECTION 7. CONDITIONS TO PURCHASERS’ OBLIGATIONS AT THE CLOSING.

Each Purchaser’s obligation to accept delivery of the Securities being purchased by such Purchaser at the Closing as set forth in the Schedule of Purchasers and to pay for such Securities shall be subject to the following conditions to the extent not waived by such Purchaser:

7.1 Representations and Warranties Correct. The representations and warranties made by the Company in Section 4 hereof shall be true and correct in all material respects (except to the extent that such representations and warranties are qualified by materiality, material adverse effect, or words of like effect, in which case such representations and warranties shall be true in all respects) as of, and as if made on, the date of this Agreement and as of the Closing Date.

7.2 Legal Opinion. The Purchasers shall have received an opinion of Latham & Watkins LLP, special counsel to the Company, in a customary form reasonable acceptable to the Purchasers.

7.3 Certificates. Each Purchaser shall have received:

(a) A certificate signed by the Company’s Chief Executive Officer and the Chief Financial or Accounting Officer to the effect that the representations and warranties of the Company in Section 4 hereof are true and correct in all material respects (except to the extent that such representations and warranties are qualified by materiality, material adverse effect, or words of like effect, in which case such representations and warranties shall be true in all respects) as of, and as if made on, the date of this Agreement and as of the Closing Date and that the Company has satisfied in all material respects all of the conditions set forth in this Section 7.

(b) A certificate signed by the Secretary of the Company to which is attached a true, complete and correct copy of each of the amended and restated certificate of incorporation of the Company, the amended and restated bylaws of the Company and certain resolutions of the Financing Committee of the Board of Directors of the Company, to the effect that (i) no document with respect to any amendment to the certificate of incorporation of the Company has been filed in the office of the Secretary of State of the State of Delaware since, and no action has been taken or, to the best knowledge of the Secretary of the Company, is contemplated by the Board of Directors or the stockholders of the Company, for the purpose of effecting any such amendment or the dissolution, merger or consolidation of the Company, (ii) no proposal for any amendment, repeal or other modification to the amended and restated bylaws of the Company has been taken or is currently pending before the Board of Directors or stockholders of the Company and (iii) the resolutions of the Financing Committee of the Board of Directors of the Company authorizing the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated by this Agreement have not been altered, amended or superseded and remain in full force and effect as of the date hereof.

7.4 Good Standing. The Company shall be validly existing as a corporation in good standing under the laws of Delaware as of the Effective Date and the Closing Date.

7.5 NASDAQ Approval. The Shares and the Warrant Shares shall have been approved for listing on the NASDAQ Global Market, subject to official notice of issuance.

7.6 Material Adverse Effect. No Company Material Adverse Effect shall have occurred or be reasonably expected to occur.

7.7 Minimum Commitment. Purchasers agreeing hereunder to purchase Securities for an aggregate purchase price of at least $75,000,000 shall have entered into this Agreement.

SECTION 8. REGISTRATION OF THE SECURITIES; COMPLIANCE WITH THE SECURITIES ACT.

8.1 Registration Procedures and Expenses.

(a) Except during a Suspension (as defined below), the Company will, subject to receipt of necessary information from the Purchasers:

(i) as soon as practicable, but in any event no later than 4:00 p.m. Eastern Time on the 30th day after the Closing Date, to prepare and file with the Commission a registration statement on Form S-3 or other applicable form available to the Company (the “Initial Registration Statement”) covering the resale of all of the Shares and the Warrant Shares of each Purchaser that has complied with Section 8.5, together with any shares of capital stock issued or issuable, from time to time, upon any reclassification, share combination, share subdivision, stock split, share dividend or similar transaction or event or otherwise as a distribution on, in exchange for or with respect to any of the foregoing, in each case held at the relevant time by a Purchaser (the “Registrable Securities”); provided, however, that in the event that the Commission specifically prohibits the Initial Registration Statement from including all Registrable Securities of each Purchaser (“Commission Guidance”) (provided that the Company shall advocate with the Commission for the registration of all or the maximum number of the Registrable Securities permitted by Commission Guidance), then the Company will file such additional Registration Statements (the “Subsequent Registration Statements,” together with the Initial Registration Statement, the “Registration Statements”) at the earliest practicable date on which the Company is permitted by Commission Guidance to file such additional Registration Statements related to the Registrable Securities (the “Subsequent Filing Dates”). If any Commission Guidance specifically limits the number of Registrable Securities to be registered on a particular Registration Statement, the number of Registrable Securities to be registered on such Registration Statement will first be reduced by the Registrable Securities represented by Warrant Shares on a pro rata basis based on the total number of unregistered Warrant Shares held by such Purchasers on a fully diluted basis, and second by the Registrable Securities represented by Shares on a pro rata basis based on the total number of unregistered Shares held by such Purchasers. If the context so requires, Securities and Warrant Shares of any Purchaser will not be considered Registrable Securities for the purposes of a certain determination of Registrable Securities hereunder if, at that time of such determination, they can be sold pursuant to Rule 144 without volume or manner of sales limitations or have been sold under an effective Registration Statement.

(ii) cause (A) the Initial Registration Statement, as may be amended from time to time, to become effective under the Securities Act as soon as practicable after the Initial Registration Statement is filed by the Company, but in any event no later than 4:00 p.m. Eastern Time on the 90th day after the Closing Date, or if the Initial Registration Statement is reviewed by the Commission, on the 120th day after and (B) any Subsequent Registration Statements, as may be amended from time to time, which may be required to be filed hereunder pursuant to Section 8.1(a)(i) to become effective under the Securities Act as soon as practicable but in any event no later than 4:00 p.m. Eastern Time on the 90th day after such Subsequent Filing Date, or if such Subsequent Registration Statement is reviewed by the Commission, on the 120th day after such Subsequent Filing Date (each, its “Required Effective Date”);

(iii) cause any prospectus used in connection with any Registration Statement (a “Prospectus”) to be filed with the Commission pursuant to Rule 424(b) under the Securities Act as soon as practicable but in any event no later than 9:00 a.m. Eastern Time the next day that is not a weekend or holiday and the NASDAQ Global Market is not closed (“Trading Day”) following the date such Registration Statement is declared effective by the Commission;

(iv) promptly prepare and file with the Commission such amendments and supplements to the Registration Statements and any Prospectus used in connection therewith (A) as may be necessary to keep such Registration Statements continuously effective until the earlier of (1) such time as all Registrable Securities have been sold pursuant to such Registration Statements, or (2) the date on which all of the Shares and Warrant Shares may be resold by each of the Purchasers without registration pursuant to Rule 144 without volume or manner of sale limitations and (B) as may be reasonably requested by a Purchaser in order to incorporate information concerning such Purchaser or such Purchaser’s intended method of distribution;

(v) so long as any Registration Statement is effective covering the resale of Registrable Securities owned by the Purchasers, furnish to each Purchaser with respect to the Registrable Securities registered under such Registration Statement (and to each underwriter, if any, of such Registrable Securities) such reasonable number of copies of Prospectuses and such other documents as such Purchaser may reasonably request in order to facilitate the public sale or other disposition of all or any of the Registrable Securities by such Purchaser;

(vi) use commercially reasonable efforts to file documents required of the Company for blue sky clearance in any states specified in writing by the Purchasers; provided, however, that the Company shall not be required to qualify to do business generally in any jurisdiction in which the Company is not now so qualified;

(vii) bear all expenses in connection with the procedures in paragraphs (i) through (vi) of this Section 8.1(a) and the registration of the Registrable Securities pursuant to the Registration Statements, other than fees and expenses, if any, of counsel (except as provided by Section 12.9 below) or other advisers to the Purchasers or underwriting discounts, brokerage fees and commissions incurred by the Purchasers, if any, in connection with an underwritten offering of the Registrable Securities;

(viii) use reasonable best efforts to prevent the issuance of any stop order or other order suspending the effectiveness of the Registration Statements and, if such an order is issued, to obtain the withdrawal thereof at the earliest possible time and to notify each Purchaser of the issuance of such order and the resolution thereof;

(ix) furnish to each Purchaser, two Trading Days after the date that any Registration Statement becomes effective, a letter, dated such date, of outside counsel representing the Company addressed to such Purchaser, confirming the effectiveness of such Registration Statement and, to the knowledge of such counsel, the absence of any stop order;

(x) provide to each Purchaser and its representatives, if requested, the opportunity to conduct a reasonable inquiry of the Company’s financial and other records during normal business hours and make available its officers, directors and employees for questions regarding information which such Purchaser may reasonably request in order to fulfill any due diligence obligation on its part; provided that in the case of this clause (x), the Company shall not be required to provide, and shall not provide, any Purchaser with material, non-public information unless such Purchaser agrees to receive such information and enters into an agreement to keep such material, nonpublic information confidential and refrain from trading in any Company security for so long as such information remains material, nonpublic information; and

(xi) not less than three Trading Days prior to the filing of a Registration Statement and not less than two Trading Days prior to the filing of any related Prospectus or any amendment or supplement thereto (including any document that would be incorporated or deemed to be incorporated therein by reference) or, in the case of comments made by the staff of the Commission and the Company’s responses thereto, within a reasonable period of time following the receipt thereof by the Company, furnish to each Purchaser copies of all such documents proposed to be filed or copies of such correspondence from and to the Commission relating to such Registration Statement, as the case may be, which documents (other than those incorporated or deemed to be incorporated by reference) will be subject to the review of such Purchasers. The Company shall reflect in each such document when so filed with the Commission such comments relating to such Purchaser and its plan of distribution of Registrable Securities as such Purchaser may reasonably propose; provided, however, that such comments from such Purchaser must be received by the Company no later than one Trading Day prior to the filing of such document with the Commission. Notwithstanding any other provision of this Agreement, the Company will have no obligation to deliver or make available to any Purchaser any Registration Statement or Prospectus containing any material, nonpublic information unless such Purchaser specifically consents in advance in writing to receive such material, nonpublic information and such Purchaser has executed an agreement to keep such material, nonpublic information confidential and refrain from trading in any Company security for so long as such information remains material, nonpublic information.

(b) Except during a Suspension (as defined below), (i) each document filed or to be filed with the Commission pursuant to the Exchange Act and incorporated by reference in any Registration Statement complied or will comply when so filed in all material respects with the Exchange Act, (ii) each part of each Registration Statement, when such part shall become effective, will not contain, and each such part, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (iii) each Registration Statement will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (iv) each Registration Statement and Prospectus, as may be amended or supplemented, will comply in all material respects with the Securities Act, and (v) each Prospectus, as may be amended or supplemented, will not, at the time of each sale of the Shares or the Warrant Shares by the Purchasers, contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties set forth in this paragraph will not apply to statements or omissions in any Registration Statement or Prospectus based upon information relating to any Purchaser furnished to the Company in writing by such Purchaser expressly for use therein.

(c) The Company shall be permitted after the Initial Registration Statement’s Required Effective Date, to suspend for one or more periods (each such period, a “Suspension”) the actions required under Sections 8.1(a)(i) through (vi) and the use of a Prospectus forming a part of a Registration Statement to the extent that the Board of Directors of the Company concludes in good faith and based on the advice of counsel that the disclosure of additional information in the Prospectus is necessary, whether through an amendment or supplement to such Registration Statement, the filing of an appropriate report with the Commission pursuant to the Exchange Act or otherwise. The Company agrees to file such amendment, supplement or report or otherwise disclose such additional information as soon as practicable following such notice of such Suspension. Notwithstanding the foregoing, the Company agrees that no Suspension shall be for a period of longer than 30 days and no Suspension or Suspensions shall be for an aggregate in any 365-day period of longer than 60 days.

(d) With a view to making available to the Purchasers the benefits of Rule 144 (or its successor rule) and any other rule or regulation of the Commission that may at any time permit the Purchaser to sell Registrable Securities to the public without registration, the Company covenants and agrees to: (A) make and keep public information available, as those terms are understood and defined in Rule 144, until the earlier of (1) one year after such date as all of the Purchasers’ Registrable Securities may be resold without volume or manner of sale limitations pursuant to Rule 144(b) or any other rule of similar effect or (2) such date as all of the Purchasers’ Registrable Securities shall have been resold; (B) file with the Commission in a timely manner all reports and other documents required of the Company under the Exchange Act; and (C) furnish to the Purchaser upon request, as long as the Purchaser owns any Registrable Securities, (1) a written statement by the Company that it has complied with the reporting requirements of the Exchange Act, (2) a copy of the Company’s most recent Annual Report on Form 10-K or Quarterly Report on Form 10-Q, except to the extent that such documents are available from the Commission on its EDGAR website, and (3) such other information as may be reasonably requested in order to avail the Purchaser of any rule or regulation of the Commission that permits the selling of any such Registrable Securities without registration.

8.2 Delay in Effectiveness of Registration Statement. If a Registration Statement is not declared effective by the Commission on or prior to its Required Effective Date, then, in addition to any other rights available to the Purchasers, on each such Required Effective Date and on each monthly anniversary of each such Required Effective Date (if the Registration Statement shall not have been declared effective by the Commission by such date) until the Registration Statement has been declared effective by the Commission, the Company shall pay to each Purchaser, as liquidated damages and not as a penalty, a cash payment equal to 1.0% of the aggregate purchase price paid by such Purchaser to the Company with respect to the Shares then held by such Purchaser that are Registrable Securities. The parties agree that the Company will not be liable for liquidated damages under this Section 8.2 in respect of the Warrants or the Warrant Shares. The liquidated damages pursuant to the terms hereof shall apply on a pro rata basis for any portion of a month prior to the Registration Statement being declared effective by the Commission; provided that the maximum aggregate liquidated damages payable to a Purchaser under this Section 8.2 shall not exceed, per calendar year, 8% of the aggregate purchase price paid by such Purchaser to the Company with respect to the Shares then held by such Purchaser that are Registrable Securities. The parties agree that such liquidated damages shall not be the exclusive damages under this Agreement with respect to the Registration Statement not being declared effective by the Commission on or prior to its Required Effective Date. Notwithstanding the foregoing or anything to the contrary contained herein, no liquidated or other damages shall be due to a Purchaser in respect of (A) any limitation on the number of Shares and the shares of Common Stock underlying the Warrants that may be registered imposed by the Commission following the Company’s best efforts not to have such limitation imposed, or (B) the failure to have any Registration Statement declared effective on the Required Effective Date in the event that such failure results from (i) Commission Guidance that specifically prohibits the use of such Registration Statement to register the Registrable Securities (provided that the Company shall advocate with the Commission for the registration of all or the maximum number of the Registrable Securities), or (ii) a breach by such Purchaser of its obligations under this Agreement.

8.3 Maintenance of Effectiveness of Registration Statement; Listing on Permitted Securities Exchange. If at any time after a Registration Statement is declared effective by the Commission, sales cannot be made thereunder (i) due to the failure of the Company to maintain the effectiveness of such Registration Statement (other than during a permissible Suspension), or (ii) because the Common Stock is not listed or included for quotation on the NASDAQ Global Market, the New York Stock Exchange or the American Stock Exchange (each, a “Permitted Securities Exchange”), in each case for a period of longer than 10 days, or for an aggregate in any 365-day period of longer than 60 days (each such period, a “Maintenance Period” and the final day of each such period, a “Maintenance Date”), then, in addition to any other rights available to the Purchasers, on each such Maintenance Date and on each successive Maintenance Date, (A) until the Registration Statement has been declared effective by the Commission (if the Registration Statement shall not have been declared effective by the Commission by such date), or (B) until the Common Stock is listed or included for quotation on a Permitted Securities Exchange (if the Common Stock is not listed or included for quotation on a Permitted Securities Exchange), the Company shall pay to each Purchaser, as liquidated damages and not as a penalty, a cash payment equal to 1.0% of the aggregate purchase price paid by such Purchaser to the Company with respect to the Shares then held by such Purchaser that are Registrable Securities. The parties agree that the Company will not be liable for liquidated damages under this Section 8.3 in respect of the Warrants or the Warrant Shares. The liquidated damages pursuant to the terms hereof shall apply on a pro rata basis for any portion of a Maintenance Period prior to the Registration Statement being declared effective by the Commission or prior to the Common Stock being listed or included for quotation on a Permitted Securities Exchange, as the case may be; provided that the maximum aggregate liquidated damages payable to a Purchaser under this Section 8.3 shall not exceed, per calendar year, 8% of the aggregate purchase price paid by such Purchaser to the Company with respect to the Shares then held by such Purchaser that are Registrable Securities. The parties agree that such liquidated damages shall not be the exclusive damages under this Agreement with respect to the failure of the Company to maintain for any Maintenance Period the effectiveness of such Registration Statement (other than during a permissible Suspension), or for the failure of the Common Stock to be listed or included for quotation on a Permitted Securities Exchange for any Maintenance Period. Notwithstanding the foregoing or anything to the contrary contained herein, no liquidated or other damages shall be due to a Purchaser in respect of the failure to maintain the effectiveness of any Registration Statement for any Maintenance Period or the failure of the Common Stock to be listed or included for quotation on a Permitted Securities Exchange for any Maintenance Period in the event that such failure results from (i) Commission Guidance that specifically prohibits the use of such Registration Statement to register Registrable Securities (provided that the Company shall advocate with the Commission for the registration of all or the maximum number of the Registrable Securities) or (ii) a breach by such Purchaser of its obligations under this Agreement.

8.4 Restrictions on Transferability.

(a) Each Purchaser agrees that it will not effect any disposition of the Securities or the Warrant Shares or its right to purchase the Securities or the Warrant Shares that would constitute a sale within the meaning of the Securities Act or pursuant to any applicable state securities or Blue Sky laws of any state, except (i) as contemplated in the Registration Statement referred to in Section 8.1 above, (ii) pursuant to the requirements of Rule 144 (in which case such Purchaser will provide the Company with reasonable evidence of such Purchaser’s compliance therewith) or (iii) pursuant to a written opinion of legal counsel reasonably satisfactory to the Company and addressed to the Company to the effect that registration under Section 5 of the Securities Act is not required in connection with the proposed transfer; whereupon the holder of such securities shall be entitled to transfer such securities. Each certificate evidencing the securities transferred as above provided shall bear the appropriate restrictive legends as may be required by Section 5.4.

(b) Each Purchaser hereby covenants that such Purchaser will not sell any Securities or Warrant Shares pursuant to any Prospectus during a Suspension.

(c) None of the Securities or Warrant Shares shall be transferable except upon the conditions specified in this Section 8, which are intended to ensure compliance with the provisions of the Securities Act. Each Purchaser will cause any proposed transferee of the Securities or Warrant Shares held by such Purchaser to agree to take and hold such Securities or Warrant Shares subject to the provisions and upon the conditions specified in this Section 8 if and to the extent that such Securities or Warrant Shares continue to be restricted securities in the hands of the transferee. In the case of a partnership distribution by any Purchaser, the foregoing agreement may be evidenced by a unilateral instruction letter or similar notice provided by the Purchaser to each transferee referencing this Agreement and informing the transferee that, by accepting the distribution of the Securities or Warrant Shares, the transferee will be subject to the provisions and conditions specified in this Section 8 if and to the extent that such Securities or Warrant Shares continue to be restricted securities in the hands of the transferee.

(d) Subject to Article 10 hereof, each Purchaser covenants that such Purchaser will sell or transfer any Securities and Warrant Shares in accordance with the applicable Registration Statement (to the extent such Purchaser is not relying on clauses (ii) or (iii) of Section 8.4(a) hereof), the Securities Act, applicable state securities laws and, to the extent the exemption from prospectus delivery requirements in Rule 172 under the Securities Act is not available, the requirement of delivering a current prospectus in connection with any proposed transfer or sale of the Securities or Warrant Shares; provided, however, notwithstanding anything to the contrary herein, in no event shall the Purchaser be liable for any violation of such laws, rules or regulations to the extent such violation results from a breach by the Company of any representation, warranty or covenant of the Company in this Agreement, the Warrants or any document delivered hereunder or thereunder or the failure by such Purchaser is directly caused by the Company’s failure to provide written notice of a Suspension to such Purchaser.

8.5 Furnish Information. It shall be a condition to the Company’s obligations to take any action under this Agreement with respect to the registration of a Purchaser’s Registrable Securities that such Purchaser shall promptly furnish to the Company, upon request, such reasonable and customary information regarding itself, such Purchaser’s Registrable Securities, and the intended method of disposition of such Registrable Securities. In connection therewith, each Purchaser shall be required to represent to the Company that all such information which is given is both complete and accurate in all material respects when made.

SECTION 9. BROKER’S FEE.

The Company and each Purchaser (severally and not jointly) hereby represent that there are no brokers or finders entitled to compensation in connection with the sale of the Securities, and shall indemnify each other for any such fees for which they are responsible.

SECTION 10. INDEMNIFICATION AND CONTRIBUTION

10.1(a) For purposes of this Section 10 only:

(i) the term “Purchaser” shall include the Purchaser and any affiliate (as such term is defined pursuant to Rule 12b-2 promulgated under the Exchange Act) of such Purchaser;

(ii) the term “Prospectus” shall mean the prospectus and any amendment or supplement thereto in the form first filed with the Commission pursuant to Rule 424(b) promulgated under the Securities Act or, if no Rule 424(b) filing is required, filed as part of the Registration Statement at the time of effectiveness, as supplemented or amended from time to time; and

(iii) the term “Registration Statement” shall include any final prospectus, exhibit, supplement or amendment included in or relating to a Registration Statement.

(b) The Company agrees to indemnify and hold harmless each of the Purchasers, each of its partners and each person, if any, who controls each Purchaser within the meaning of the Securities Act against any losses, claims, damages, liabilities or expenses, joint or several, to which such Purchasers may become subject, under the Securities Act, the Exchange Act, or any other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of the Company, such consent not to be unreasonably withheld, conditioned or delayed), insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof as contemplated below)

arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in a Registration Statement or Prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, or arise out of or are based in whole or in part on any inaccuracy in the representations and warranties of the Company contained in this Agreement, any Warrant or any document delivered hereunder or thereunder or any failure of the Company to perform its obligations hereunder or thereunder, and will reimburse each Purchaser, each of its partners and each person, if any, who controls each Purchaser within the meaning of the Securities Act for any legal and other expenses as such expenses are reasonably incurred by such Purchaser, any of its partners or any person, if any, who controls such Purchaser within the meaning of the Securities Act in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action; provided, however, that the Company will not be liable to such Purchaser in any such case to the extent that any such loss, claim, damage, liability or expense arises out of or is based upon (i) an untrue statement or alleged untrue statement or omission or alleged omission made in a Registration Statement or Prospectus in reliance upon (and prior to the furnishing by the Purchaser of corrective information to the Company) and in conformity with written information furnished to the Company by or on behalf of such Purchaser expressly for use therein; (ii) the failure of such Purchaser to comply with the covenants and agreements contained in Section 8.4 above respecting sale of the Securities or Warrant Shares unless such failure by such Purchaser results from a breach by the Company of any representation, warranty or covenant of the Company in this Agreement, the Warrants or any document delivered hereunder or thereunder or is caused by the Company’s failure to provide written notice of a Suspension to such Purchaser; or (iii) the inaccuracy of any representations made by such Purchaser herein.

(c) Each Purchaser shall severally, and not jointly, indemnify and hold harmless the other Purchasers and the Company, each of its directors, each of its officers who signed a Registration Statement and each person, if any, who controls the Company within the meaning of the Securities Act, against any losses, claims, damages, liabilities or expenses to which the Company, each of its directors, each of its officers who signed a Registration Statement or controlling person may become subject, under the Securities Act, the Exchange Act, or any other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of such Purchaser) insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof as contemplated below) arise out of or are based upon (i) any failure by such Purchaser to comply with the covenants and agreements contained in Section 8.4 above respecting the sale of the Securities or the Warrant Shares unless such failure by such Purchaser results from a breach by the Company of any representation, warranty or covenant of the Company in this Agreement, the Warrants or any document delivered hereunder or thereunder or is caused by the Company’s failure to provide written notice of a Suspension to such Purchaser; (ii) the inaccuracy of any representation made by such Purchaser herein; or (iii) any untrue statement or alleged untrue statement of any material fact contained in a Registration Statement or the Prospectus, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in a Registration Statement or Prospectus in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Purchaser expressly for use therein, and will reimburse the Company, each of its directors, each of its officers who signed a Registration Statement or controlling persons for any legal and other expense reasonably incurred, as such expenses are reasonably incurred by the Company, each of its directors, each of its officers who signed a Registration Statement or controlling persons in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action. No Purchaser shall be liable for the indemnification obligations of any other Purchaser.

(d) Promptly after receipt by an indemnified party under this Section 10 of notice of the threat or commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this Section 10, promptly notify the indemnifying party in writing thereof, but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party hereunder or otherwise to the extent it is not prejudiced as a result of such failure. In case any such action is brought against any indemnified party and such indemnified party seeks or intends to seek indemnity from an indemnifying party, the indemnifying party will be entitled to participate in, and, to the extent that it may wish, jointly with all other indemnifying parties similarly notified, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party; provided, however, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be a conflict between the positions of the indemnifying party and the indemnified party in conducting the defense of any such action or that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assume such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this Section 10 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed such counsel in connection with the assumption of legal defenses in accordance with the proviso to the preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel, representing the indemnified parties who are parties to such action) or (ii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of action, in each of which cases the reasonable fees and expenses of counsel shall be at the expense of the indemnifying party. No indemnifying party, in the defense of any claim covered by this Section 10, shall, except with the prior written consent of the indemnified party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release of the indemnified party and the indemnifying party from all liability in respect to such claim. An indemnified party shall not consent to entry of any judgment or enter into any settlement without the prior written consent of the indemnifying party.

(e) If the indemnification provided for in this Section 10 is unavailable to or insufficient to hold harmless an indemnified party under subsection (b) or (c) above in respect of any losses, claims, damages, liabilities or expenses (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and each Purchaser on the other in connection with the statements or omissions or other matters which resulted in such losses, claims, damages, liabilities or expenses (or actions in respect thereof), as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, in the case of an untrue statement, whether the untrue statement relates to information supplied by the Company on the one hand or each Purchaser on the other and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement. The Company and the Purchasers agree that it would not be just and equitable if contribution pursuant to this subsection (e) were determined by pro rata allocation (even if the Purchasers were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to above in this subsection (e). The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or expenses (or actions in respect thereof) referred to above in this subsection (e) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Purchasers’ obligations in this subsection to contribute are several in proportion to their sales of Securities to which such loss relates and not joint.

(f) Notwithstanding the foregoing or anything to the contrary contained herein, no Purchaser will be liable for any losses, claims, damages, liabilities or expenses (or actions in respect thereof) in excess of the net amount received by such Purchaser from the sale of the Securities.

(g) Except as otherwise required by law, the parties hereto agree to treat any indemnification payments (including the amount of any contributions) made pursuant to this Article 10, and any liquidated damages payments made pursuant to Section 8.2 or 8.3 of this Agreement, as an adjustment to the purchase price for income tax purposes. Any indemnification payment or liquidated damages payment treated as an adjustment to the purchase price shall be reflected as an adjustment to the consideration allocated to the Warrants or Shares, as applicable, and if any such adjustment does not relate specifically to either the Warrants or Shares, such adjustment shall be allocated among the Warrants and Shares pro rata in proportion to the purchase price paid in respect of such Warrants and Shares.

SECTION 11. NOTICES.

All notices, requests, consents and other communications hereunder shall be in writing, shall be sent by confirmed facsimile or electronic mail, or mailed by first-class registered or certified airmail, or nationally recognized overnight express courier, postage prepaid, and shall be deemed given when so sent in the case of facsimile or electronic mail transmission, or when so received in the case of mail or courier, and addressed as follows:

(a) if to the Company, to:

Cadence Pharmaceuticals, Inc.

12481 High Bluff Drive, Suite 200

San Diego, California 92130

Attention: Chief Executive Officer Facsimile: (858) 436-8510

E-Mail: tschroeder@cadencepharm.com

with a copy to (which shall not constitute notice):

Cadence Pharmaceuticals, Inc.

12481 High Bluff Drive, Suite 200

San Diego, California 92130

Attn: Hazel M. Aker, General Counsel Fax: (858) 436-8510 Email: haker@cadencepharm.com, and

Latham & Watkins LLP

12636 High Bluff Drive, Suite 400

San Diego, California 92130

Attn: Cheston J. Larson, Esquire

Fax: (858) 523-5450

Email: cheston.larson@lw.com

or to such other person at such other place as the Company shall designate to the Purchasers in writing; and

(b) if to a Purchaser, at the address as set forth on such Purchaser’s signature page to this Agreement, or at such other address or addresses as may have been furnished to the Company in writing.

SECTION 12. MISCELLANEOUS.

12.1 Waivers and Amendments. Neither this Agreement nor any provision hereof may be changed, waived, discharged, terminated, modified or amended except upon the written consent of the Company and Purchasers holding at least a majority of the then-outstanding Shares and Warrant Shares (assuming the exercise of the then-outstanding Warrants); provided that Section 8 of this Agreement and any provision thereof may be changed, waived, discharged, terminated, modified or amended upon the written consent of the Company and Purchasers holding at least a majority of the then-outstanding Shares and Warrant Shares (assuming the exercise of the then-outstanding Warrants) that are Registrable Securities.

12.2 Headings. The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be part of this Agreement.

12.3 Severability. In case any provision contained in this Agreement should be deemed invalid, illegal or unenforceable by a court of competent jurisdiction in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby and any such invalid, illegal or unenforceable provision of this Agreement shall be replaced with a valid, legal and enforceable provision that will achieve, to the extent possible, the same economic, business and other purposes of the invalid, illegal or unenforceable provision.

12.4 Independent Nature of Purchasers’ Obligations and Rights. The obligations of each Purchaser under this Agreement are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser under this Agreement. Nothing contained herein and no action taken by any Purchaser pursuant hereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group, or are deemed affiliates (as such term is defined under the Exchange Act) with respect to such obligations or the transactions contemplated by this Agreement. Each Purchaser shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Agreement, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose.

12.5 Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York, without regard to any principles of conflict of laws that would result in the application of any law other than the laws of the State of New York.

12.6 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument, and shall become effective when one or more counterparts have been signed by each party hereto and delivered to the other parties.

12.7 Successors and Assigns. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

12.8 Entire Agreement. This Agreement and other documents delivered pursuant hereto, including the exhibits, constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof.

12.9 Expenses. Each party hereto shall pay all costs and expenses incurred by it in connection with the execution and delivery of this Agreement, and all the transactions contemplated thereby; provided, however, that the Company shall pay the reasonable and documented legal fees and expenses of O’Melveny & Myers LLP, special counsel to the Purchasers, such fees and expenses not to exceed the amount set forth in Schedule 1 hereto.

[signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives as of the day and year first above written.

CADENCE PHARMACEUTICALS, INC.

By:	/s/ Theodore R. Schroeder
Name:	Theodore R. Schroeder
Title:	President and CEO

SIGNATURE PAGE TO

SECURITIES PURCHASE AGREEMENT

PURCHASER:

BAY CITY CAPITAL FUND IV, L.P.

Bay City Capital Management IV, LLC

General Partner of:

Bay City Capital Fund IV, L.P.

By: Bay City Capital LLC, its Manager

By:	/s/ Carl Goldfischer
Name:	Carl Goldfischer
Title:	Managing Director

Address:	750 Battery Street
San Francisco, CA

Telephone: (415) 835-9385

Telecopier: (415) 876-1502

e-mail: carl@baycitycapital.com

Shares to be Purchased	Warrants to be Purchased	Price Per Share in Dollars	Price Per Warrant in Dollars		Aggregate Price
390,608	195,304	$7.13	($0.125 per Warrant Share	)	$2,809,448.04

With a copy to (which shall not constitute notice):

O’Melveny & Myers LLP

2765 Sand Hill Road, Menlo Park, California 04025

Attn: Sam Zucker

Fax: (650) 473-2601

Email: szucker@omm.com

SIGNATURE PAGE TO

SECURITIES PURCHASE AGREEMENT

PURCHASER:

BAY CITY CAPITAL FUND IV CO-INVESTMENT FUND, L.P.

Bay City Capital Management IV, LLC

General Partner of:

Bay City Capital Fund IV Co-Investment Fund, L.P.

By: Bay City Capital LLC, its Manager

By:	/s/ Carl Goldfischer
Name:	Carl Goldfischer
Title:	Managing Director

Address:	750 Battery Street
San Francisco, CA

Telephone: (415) 835-9385

Telecopier: (415) 876-1502

e-mail: carl@baycitycapital.com

Shares to be Purchased	Warrants to be Purchased	Price Per Share in Dollars	Price Per Warrant in Dollars	Aggregate Price
8,418	4,209	$7.13	($0.125 per Warrant Share)	$60,546.47

With a copy to (which shall not constitute notice):

O’Melveny & Myers LLP

2765 Sand Hill Road, Menlo Park, California 04025

Attn: Sam Zucker

Fax: (650) 473-2601

Email: szucker@omm.com

SIGNATURE PAGE TO

SECURITIES PURCHASE AGREEMENT

PURCHASER:

BAY CITY CAPITAL FUND V, L.P.

Bay City Capital Management V, LLC

General Partner of:

Bay City Capital Fund V, L.P.

By: Bay City Capital LLC, its Manager

By:	/s/ Carl Goldfischer
Name:	Carl Goldfischer
Title:	Managing Director

Address:	750 Battery Street
San Francisco, CA

Telephone: (415) 835-9385

Telecopier: (415) 576-1802

e-mail: carl@baycitycapital.com

Shares to be Purchased	Warrants to be Purchased	Price Per Share in Dollars	Price Per Warrant in Dollars	Aggregate Price
563,472	281,736	$7.13	($0.125 per Warrant Share)	$4,052,772.36

With a copy to (which shall not constitute notice):

O’Melveny & Myers LLP

2765 Sand Hill Road, Menlo Park, California 04025

Attn: Sam Zucker

Fax: (650) 473-2601

Email: szucker@omm.com

SIGNATURE PAGE TO

SECURITIES PURCHASE AGREEMENT

PURCHASER:

BAY CITY CAPITAL FUND V CO-INVESTMENT FUND, L.P.

Bay City Capital Management V, LLC

General Partner of:

Bay City Capital Fund V Co-Investment Fund, L.P.

By: Bay City Capital LLC, its Manager

By:	/s/ Carl Goldfischer
Name:	Carl Goldfischer
Title:	Managing Director

Address:	750 Battery Street
San Francisco, CA

Telephone: (415) 835-9385

Telecopier: (415) 576-1802

e-mail: carl@baycitycapital.com

Shares to be Purchased	Warrants to be Purchased	Price Per Share in Dollars	Price Per Warrant in Dollars	Aggregate Price
10,738	5,369	$7.13	($0.125 per Warrant Share)	$77,233.07

With a copy to (which shall not constitute notice):

O’Melveny & Myers LLP

2765 Sand Hill Road, Menlo Park, California 04025

Attn: Sam Zucker

Fax: (650) 473-2601

Email: szucker@omm.com

SIGNATURE PAGE TO

SECURITIES PURCHASE AGREEMENT

PURCHASER:

DOMAIN PARTNERS VII, L.P.

By: One Palmer Square Associates VI, L.L.C., its General Partner

By:	/s/ Kathleen K. Schoemaker
Name:	Kathleen K. Schoemaker
Title:	Managing Member

Address:	Domain Associates, L.L.C.
One Palmer Square, Suite 515
Princeton, New Jersey 08542
Attn: Kathleen K. Schoemaker
Fax No.: (609) 683-9789

Telephone: (609) 683-5656

Telecopier: (609) 683-4581

e-mail: schoemaker@domainvc.com

Shares to be Purchased	Warrants to be Purchased	Price Per Share in Dollars	Price Per Warrant in Dollars	Aggregate Price
2,734,040	1,367,020	$7.13	($0.125 per Warrant Share)	$19,664,582.70

With a copy to (which shall not constitute notice):

O’Melveny & Myers LLP

2765 Sand Hill Road, Menlo Park, California 04025

Attn: Sam Zucker

Fax: (650) 473-2601

Email: szucker@omm.com

SIGNATURE PAGE TO

SECURITIES PURCHASE AGREEMENT

PURCHASER:

DP VII ASSOCIATES, L.P.

By: One Palmer Square Associates VI, L.L.C., its General Partner

By:	/s/ Kathleen K. Schoemaker
Name:	Kathleen K. Schoemaker
Title:	Managing Member

Address:	Domain Associates, L.L.C.
One Palmer Square, Suite 515
Princeton, New Jersey 08542
Attn: Kathleen K. Schoemaker
Fax No.: (609) 683-9789

Telephone: (609) 683-5656

Telecopier: (609) 683-4581

e-mail: schoemaker@domainvc.com

Shares to be Purchased	Warrants to be Purchased	Price Per Share in Dollars	Price Per Warrant in Dollars	Aggregate Price
46,634	23,317	$7.13	($0.125 per Warrant Share)	$335,415.05

With a copy to (which shall not constitute notice):

O’Melveny & Myers LLP

2765 Sand Hill Road, Menlo Park, California 04025

Attn: Sam Zucker

Fax: (650) 473-2601

Email: szucker@omm.com

SIGNATURE PAGE TO

SECURITIES PURCHASE AGREEMENT

PURCHASER:

FRAZIER HEALTHCARE V, L.P.

By FHM V, LP, its general partner

By FHM V, LLC, its general partner

By:	/s/ Thomas S. Hodge
Thomas S. Hodge, Manager

Address:	601 Union Street, Suite 3200
Seattle, WA 98101
Phone No.: (206) 621-7200
Fax No.: (206) 621-1848

e-mail: tom@frazierhealthcare.com

Shares to be Purchased	Warrants to be Purchased	Price Per Share in Dollars	Price Per Warrant in Dollars	Aggregate Price
347,584	173,792	$7.13	($0.125 per Warrant Share)	$2,499,997.92

With a copy to (which shall not constitute notice):

O’Melveny & Myers LLP

2765 Sand Hill Road, Menlo Park, California 04025

Attn: Sam Zucker

Fax: (650) 473-2601

Email: szucker@omm.com

SIGNATURE PAGE TO

SECURITIES PURCHASE AGREEMENT

PURCHASER:

FRAZIER HEALTHCARE VI, L.P.

By FHM VI, LP, its general partner

By FHM VI, LLC, its general partner

By:	/s/ Thomas S. Hodge
Thomas S. Hodge, Manager

Address:	601 Union Street, Suite 3200
Seattle, WA 98101
Phone No.: (206) 621-7200
Fax: (206) 621-1848

e-mail: tom@frazierhealthcare.com

Shares to be Purchased	Warrants to be Purchased	Price Per Share in Dollars	Price Per Warrant in Dollars	Aggregate Price
3,128,258	1,564,129	$7.13	($0.125 per Warrant Share)	$22,499,995.67

With a copy to (which shall not constitute notice):

O’Melveny & Myers LLP

2765 Sand Hill Road, Menlo Park, California 04025

Attn: Sam Zucker

Fax: (650) 473-2601

Email: szucker@omm.com

SIGNATURE PAGE TO

SECURITIES PURCHASE AGREEMENT

PURCHASER:

GROWTH EQUITY OPPORTUNITIES FUND, LLC

By: New Enterprise Associates 12, Limited Partnership, its sole Member

By: NEA Partners 12, Limited Partnership, its general partner

By: NEA 12 GP, LLC, its general partner

By:	/s/ Charles W. Newhall
Name:	Charles W. Newhall
Title:	Manager

Address:	1119 St. Paul St.
Balto, MD 21202

Telephone: (410) 244-0115

Telecopier: (410) 246-3924

e-mail: cnewhall@nea.com

Shares to be Purchased	Warrants to be Purchased	Price Per Share in Dollars	Price Per Warrant in Dollars	Aggregate Price
1,181,786	590,893	$7.13	($0.125 per Warrant Share)	$8,499,995.81

With a copy to (which shall not constitute notice):

O’Melveny & Myers LLP

2765 Sand Hill Road, Menlo Park, California 04025

Attn: Sam Zucker

Fax: (650) 473-2601

Email: szucker@omm.com

SIGNATURE PAGE TO

SECURITIES PURCHASE AGREEMENT

PURCHASER:

VENROCK HEALTHCARE CAPITAL PARTNERS, LP

By its General Partner, VIICP Management, LLC

By:	/s/ Anders Hove
Name:	Anders Hove
Title:	Managing Member

Address:	3340 Hillview Avenue
Palo Alto, CA 94304

Telephone:	212.444.4055
Fax:	212.444.4101
e-mail:	ahove@venrock.com

Shares to be Purchased	Warrants to be Purchased	Price Per Share in Dollars	Price Per Warrant in Dollars	Aggregate Price
999,036	499,518	$7.13	($0.125 per Warrant Share)	$7,185,566.43

With a copy to (which shall not constitute notice):

O’Melveny & Myers LLP

2765 Sand Hill Road, Menlo Park, California 04025

Attn: Sam Zucker

Fax: (650) 473-2601

Email: szucker@omm.com

SIGNATURE PAGE TO

SECURITIES PURCHASE AGREEMENT

PURCHASER:

VHCP CO-INVESTMENT HOLDINGS, LLC

By its Manager, VHCP Management, LLC

By:	/s/ Anders Hove
Name:	Anders Hove
Title:	Managing Member

Address:	3340 Hillview Avenue
Palo Alto, CA 94304

Telephone:	212.444.4055
Fax:	212.444.4101
e-mail:	ahove@venrock.com

Shares to be Purchased	Warrants to be Purchased	Price Per Share in Dollars	Price Per Warrant in Dollars	Aggregate Price
182,750	91,375	$7.13	($0.125 per Warrant Share)	$1,314,429.38

With a copy to (which shall not constitute notice):

O’Melveny & Myers LLP

2765 Sand Hill Road, Menlo Park, California 04025

Attn: Sam Zucker

Fax: (650) 473-2601

Email: szucker@omm.com

SIGNATURE PAGE TO

SECURITIES PURCHASE AGREEMENT

PURCHASER:

VERSANT VENTURE CAPITAL IV, L.P.

By:	/s/ Brian G. Atwood
Name:	Brian G. Atwood
Title:	Managing Director

Address:	3000 Sandhill Rd 4/120
Menlo Park, CA 94025

Telephone:	(650) 233-7877
Telecopier:	(650) 854-9513

e-mail:

Shares to be Purchased	Warrants to be Purchased	Price Per Share in Dollars	Price Per Warrant in Dollars	Aggregate Price
1,381,632	690,816	$7.13	($0.125 per Warrant Share)	$9,937,388.16

With a copy to (which shall not constitute notice):

O’Melveny & Myers LLP

2765 Sand Hill Road, Menlo Park, California 04025

Attn: Sam Zucker

Fax: (650) 473-2601

Email: szucker@omm.com

SIGNATURE PAGE TO

SECURITIES PURCHASE AGREEMENT

PURCHASER:

VERSANT SIDE FUND IV, L.P.

By: Versant Ventures IV, LLC

Its: General Partner

By:	/s/ Brian G. Atwood
Name:	Brian G. Atwood
Title:	Managing Director

Address:	3000 Sandhill Rd 4/120
Menlo Park, CA 94025

Telephone:	(650) 233-7877

Telecopier:	(650) 854-9513

e-mail:	_________________________________

Shares to be Purchased	Warrants to be Purchased	Price Per Share in Dollars	Price Per Warrant in Dollars	Aggregate Price
8,704	4,352	$7.13	($0.125 per Warrant Share)	$62,603.52

With a copy to (which shall not constitute notice):

O’Melveny & Myers LLP

2765 Sand Hill Road, Menlo Park, California 04025

Attn: Sam Zucker

Fax: (650) 473-2601

Email: szucker@omm.com

SIGNATURE PAGE TO

SECURITIES PURCHASE AGREEMENT

PURCHASER:

BAKER BROS. INVESTMENTS II, L.P.

By Baker Bros. Capital, LP, its general partner

By Baker Bros. Capital (GP), LLC, its general partner

By:	/s/ Julian Baker
Julian Baker, Managing Member

Address:	667 Madison Avenue, 21st Floor
New York, NY 10065
Phone No.: (212) 339-5633
Fax No.: (212) 339-5688

e-mail: lkirby@bbinvestments.com; tpearson@bbinvestments.com

Shares to be Purchased	Warrants to be Purchased	Price Per Share in Dollars	Price Per Warrant in Dollars	Aggregate Price
210	105	$7.13	($0.125 per Warrant Share)	$1,510.43

With a copy to (which shall not constitute notice):

O’Melveny & Myers LLP

2765 Sand Hill Road, Menlo Park, California 04025

Attn: Sam Zucker

Fax: (650) 473-2601

Email: szucker@omm.com

SIGNATURE PAGE TO

SECURITIES PURCHASE AGREEMENT

PURCHASER:

BAKER TISCH INVESTMENTS, L.P.

By Baker Tisch Capital, LP, its general partner

By Baker Tisch Capital (GP), LLC, its general partner

By:	/s/ Julian Baker
Julian Baker, Managing Member

Address:	667 Madison Avenue, 21st Floor
New York, NY 10065
Phone No.: (212) 339-5633
Fax No.: (212) 339-5688

e-mail: lkirby@bbinvestments.com; tpearson@bbinvestments.com

Shares to be Purchased	Warrants to be Purchased	Price Per Share in Dollars	Price Per Warrant in Dollars	Aggregate Price
Cert. #1: 3,159	1,580	$7.13	($0.125 per Warrant Share)	$22,721.17
Cert. #2: 893	446	$7.13	($0.125 per Warrant Share)	$6,422.84

With a copy to (which shall not constitute notice):

O’Melveny & Myers LLP

2765 Sand Hill Road, Menlo Park, California 04025

Attn: Sam Zucker

Fax: (650) 473-2601

Email: szucker@omm.com

SIGNATURE PAGE TO

SECURITIES PURCHASE AGREEMENT

PURCHASER:

14159, L.P.

By 14159 Capital, LP, its general partner

By 14159 Capital (GP), LLC, its general partner

By:	/s/ Julian Baker
Julian Baker, Managing Member

Address:	667 Madison Avenue, 21st Floor
New York, NY 10065
Phone No.: (212) 339-5633
Fax No.: (212) 339-5688

e-mail: lkirby@bbinvestments.com; tpearson@bbinvestments.com

Shares to be Purchased	Warrants to be Purchased	Price Per Share in Dollars	Price Per Warrant in Dollars	Aggregate Price
10,942	5,471	$7.13	($0.125 per Warrant Share)	$78,700.34

With a copy to (which shall not constitute notice):

O’Melveny & Myers LLP

2765 Sand Hill Road, Menlo Park, California 04025

Attn: Sam Zucker

Fax: (650) 473-2601

Email: szucker@omm.com

SIGNATURE PAGE TO

SECURITIES PURCHASE AGREEMENT

PURCHASER:

667, L.P.

By Baker Biotech Capital, LP, its general partner

By Baker Biotech Capital (GP), LLC, its general partner

By:	/s/ Julian Baker
Julian Baker, Managing Member

Address:	667 Madison Avenue, 21st Floor
New York, NY 10065
Phone No.: (212) 339-5633
Fax No.: (212) 339-5688

e-mail: lkirby@bbinvestments.com; tpearson@bbinvestments.com

Shares to be Purchased	Warrants to be Purchased	Price Per Share in Dollars	Price Per Warrant in Dollars	Aggregate Price
Cert. #1: 48,456	24,228	$7.13	($0.125 per Warrant Share)	$348,519.78
Cert. #2: 42,462	21,231	$7.13	($0.125 per Warrant Share)	$305,407.94

With a copy to (which shall not constitute notice):

O’Melveny & Myers LLP

2765 Sand Hill Road, Menlo Park, California 04025

Attn: Sam Zucker

Fax: (650) 473-2601

Email: szucker@omm.com

SIGNATURE PAGE TO

SECURITIES PURCHASE AGREEMENT

PURCHASER:

BAKER BROTHERS LIFE SCIENCES, L.P.

By Baker Brothers Life Sciences Capital, LP, its general partner

By Baker Brothers Life Sciences Capital (GP), LLC, its general partner

By:	/s/ Julian Baker
Julian Baker, Managing Member

Address:	667 Madison Avenue, 21st Floor New York, NY 10065 Phone No.: (212) 339-5633 Fax No.: (212) 339-5688

e-mail: lkirby@bbinvestments.com; tpearson@bbinvestments.com

Shares to be Purchased	Warrants to be Purchased	Price Per Share in Dollars	Price Per Warrant in Dollars		Aggregate Price
393,878	196,939	$7.13	($0.125 per Warrant Share	)	$2,832,967.52

With a copy to (which shall not constitute notice):

O’Melveny & Myers LLP

2765 Sand Hill Road, Menlo Park, California 04025

Attn: Sam Zucker

Fax: (650) 473-2601

Email: szucker@omm.com

SIGNATURE PAGE TO

SECURITIES PURCHASE AGREEMENT

PURCHASER:

T. ROWE PRICE ASSOCIATES, INC., Investment Adviser

For and On Behalf of the Participating Funds and Accounts in Attachment A

By:	/s/ G. Mark Bussard
G. Mark Bussard, Vice President

Address:	T. Rowe Price Associates, Inc. 100 East Pratt Street Baltimore, MD 21202 Attn: Andrew Baek, Senior Legal Counsel and Vice President

Telephone: 410-345-2090

Telecopier: 410-345-6575

e-mail: Andrew_Baek@troweprice.com

See Attachment A for participating funds and accounts and respective allocations

Shares to be Purchased	Warrants to be Purchased	Price Per Share in Dollars	Price Per Warrant in Dollars	Aggregate Price
See Attachment A

With a copy to (which shall not constitute notice):

O’Melveny & Myers LLP

2765 Sand Hill Road, Menlo Park, California 04025

Attn: Sam Zucker

Fax: (650) 473-2601

Email: szucker@omm.com

SIGNATURE PAGE TO

SECURITIES PURCHASE AGREEMENT

CADENCE PHARMACEUTICALS, INC.

ATTACHMENT A TO PURCHASE AGREEMENT/ AND

STOCK CERTIFICATE QUESTIONNAIRE

PARTICIPATING FUNDS/ACCOUNTS

T. Rowe Price Health Sciences Fund, Inc.

Nominee Name – Lobstercrew & Co.

Shares – 220,000 shares @ $7.13/share = $1,568,600.00

Warrants – 110,000 warrants @ $0.125/warrant = $13,750.00

Total amount of purchase = $1,582,350.00

Delivery Instructions:

State Street Bank

New York Settlements

DTC/NY Window

55 Water Street

New York, NY 10041

Attn: Robert Mendez

Account: State Street

Fund - T. Rowe Price Health Sciences Fund

Fund #70F1

T. Rowe Price Health Sciences Portfolio, Inc.

Nominee Name – HorizonBeach & Co.

Shares – 2,200 shares @ $7.13/share = $15,686.00

Warrants – 1,100 warrants @ $0.125/warrant = $137.50

Total amount of purchase = $15,823.50

Delivery Instructions:

State Street Bank

New York Settlements

DTC/NY Window

55 Water Street

New York, NY 10041

Attn: Robert Mendez

Account: State Street

Fund - T. Rowe Price Health Sciences Portfolio

SIGNATURE PAGE TO

SECURITIES PURCHASE AGREEMENT

Fund #70J5

TD Mutual Funds - TD Health Sciences Fund

Nominee Name – Mac & Co.

Shares – 15,900 shares @ $7.13/share = $113,367.00

Warrants – 7,950 warrants @ $0.125/warrant = $993.75

Total amount of purchase = $114,360.75

Delivery Instructions:

Physical Deliveries New York

Mellon Securities Trust Co.

One Wall Street

3rd Floor – Receive Window C

New York, NY 10286

Fund – TD Health Sciences Fund

Fund #TDKF1068002

AIG Retirement Company I – Health Sciences Fund

Nominee Name – Squidrig & Co.

Shares – 18,968 shares @ $7.13/share = $135,241.84

Warrants – 9,484 warrants @ $0.125/warrant = $1,185.50

Total amount of purchase = $136,427.34

Delivery Instructions:

State Street Bank

New York Settlements

DTC/NY Window

55 Water Street

New York, NY 10041

Attn: Robert Mendez

Account: State Street

Fund – VALIC Company I – Health Sciences Fund

Fund #F425

John Hancock Trust – Health Sciences Trust

Nominee Name – Lamppost & Co.

SIGNATURE PAGE TO

SECURITIES PURCHASE AGREEMENT

Shares – 21,000 shares @ $7.13/share = $149,730.00

Warrants –10,500 warrants @ $0.125/warrant = $1,312.50

Total amount of purchase = $151,042.50

Delivery Instructions:

State Street Bank

New York Settlements

DTC/NY Window

55 Water Street

New York, NY 10041

Attn: Robert Mendez

Account: State Street

Fund – John Hancock Trust – Health Sciences Trust

Fund #2C77

T. Rowe Price New Horizons Fund, Inc. (7001)

Nominee Name – Bridge & Co.

State of Incorporation – Maryland

Shares – 262,000 shares @ $7.13/share = $1,868,060.00

Warrants – 131,000 warrants @ $0.125/warrant = $16,375.00

Total amount of purchase = $1,884,435.00

Delivery Instructions:

State Street Bank

New York Settlements

DTC/NY Window

55 Water Street

New York, NY 10041

Attn: Robert Mendez

Account: State Street

Fund - T. Rowe Price New Horizons Fund

Fund #7001

City of New York Deferred Compensation Plan—NYC 457/401K Small Cap Account (4137)

Nominee Name – Mac & Co.

SIGNATURE PAGE TO

SECURITIES PURCHASE AGREEMENT

Shares – 7,866 shares @ $7.13/share = $56,084.58

Warrants – 3,933 warrants @ $0.125/warrant = $491.63

Total amount of purchase = $56,576.21

Delivery Instructions:

Mellon Securities Trust Co.

One Wall Street,

3rd Floor- Receive Window C

New York, NY 10286

Fund – City of New York Deferred Comp Account

Fund # NYRF1024002

T. Rowe Price New Horizons Trust (4679)

Nominee Name – Hare & Co.

Shares – 7,700 shares @ $7.13/share = $54,901.00

Warrants –3,850 warrants @ $0.125/warrant = $481.25

Total amount of purchase = $55,382.25

Delivery Instructions:

Bank of New York

1 Wall Street,

3rd Fl, Window A,

New York, NY 10286

Fund – T. Rowe Price New Horizons Trust

Fund # 365341

Attn: Sandra Beckford

T.Rowe Price U.S. Equities Trust (7JX4)

Nominee Name – Icecold & Co.

Shares – 500 shares @ $7.13/share = $3,565.00

Warrants –250 warrants @ $0.125/warrant = $31.25

Total amount of purchase = $3,596.25

Delivery Instructions:

State Street Bank

New York Settlements

SIGNATURE PAGE TO

SECURITIES PURCHASE AGREEMENT

DTC/NY Window

55 Water Street

New York, NY 10041

Attn: Robert Mendez

Account: State Street

Fund - T. Rowe Price US Equities Trust Small Cap Growth

Fund #70X4

SIGNATURE PAGE TO

SECURITIES PURCHASE AGREEMENT

EXHIBIT A

SCHEDULE OF PURCHASERS

Name and Address	Number of Shares	Aggregate Purchase Price of Shares	Number of Warrants	Aggregate Purchase Price of Warrants	Aggregate Purchase Price of Shares and Warrants
BAY CITY
BAY CITY CAPITAL FUND IV, L.P.	390,608	$2,785,035.04	195,304	$24,413.00	$2,809,448.04
BAY CITY CAPITAL FUND IV CO-INVESTMENT FUND, L.P.	8,418	$60,020.34	4,209	$526.13	$60,546.47
BAY CITY CAPITAL FUND V, L.P.	563,472	$4,017,555.36	281,736	$35,217.00	$4,052,772.36
BAY CITY CAPITAL FUND V CO-INVESTMENT FUND, L.P.	10,738	$76,561.94	5,369	$671.13	$77,233.07

TOTAL	973,236	$6,939,172.68	486,618	$60,827.26	$6,999,999.94
DOMAIN
DOMAIN PARTNERS VII, L.P.	2,734,040	$19,493,705.20	1,367,020	$170,877.50	$19,664,582.70
DP VII ASSOCIATES, L.P.	46,634	$332,500.42	23,317	$2,914.63	$335,415.05

TOTAL	2,780,674	$19,826,205.62	1,390,337	$173,792.13	$19,999,997.75
FRAZIER
FRAZIER HEALTHCARE V, L.P.	347,584	$2,478,273.92	173,792	$21,724.00	$2,499,997.92
FRAZIER HEALTHCARE VI, L.P.	3,128,258	$22,304,479.54	1,564,129	$195,516.13	$22,499,995.67

TOTAL	3,475,842	24,782,753.46	1,737,921	217,240.13	$24,999,993.59
GROWTH EQUITY OPPORTUNITIES FUND, LLC	1,181,786	$8,426,134.18	590,893	$73,861.63	$8,499,995.81
VENROCK
VENROCK HEALTHCARE CAPITAL PARTNERS, LP	999,036	$7,123,126.68	499,518	$62,439.75	$7,185,566.43
VHCP CO-INVESTMENT HOLDINGS, LLC	182,750	$1,303,007.50	91,375	$11,421.88	$1,314,429.38

TOTAL	1,181,786	$8,426,134.18	590,893	$73,861.63	$8,499,995.81
VERSANT
VERSANT VENTURE CAPITAL IV, L.P.	1,381,632	$9,851,036.16	690,816	$86,352.00	$9,937,388.16
VERSANT SIDE FUND IV, L.P.	8,704	$62,059.52	4,352	$544.00	$62,603.52

TOTAL	1,390,336	$9,913,095.68	695,168	$86,896.00	$9,999,991.68
BAKER BROTHERS
BAKER BROS. INVESTMENTS II, L.P.	210	$1,497.30	105	$13.13	$1,510.43
BAKER TISCH INVESTMENTS, L.P.	4,052	$28,890.76	2,026	$253.25	$29,144.01
14159, L.P.	10,942	$78,016.46	5,471	$683.88	$78,700.34
667, L.P.	90,918	$648,245.34	45,459	$5,682.38	$653,927.72
BAKER BROTHERS LIFE SCIENCES, L.P.	393,878	$2,808,350.14	196,939	$24,617.38	$2,832,967.52

TOTAL	500,000	$3,565,000.00	250,000	$31,250.02	$3,596,250.02
T. ROWE PRICE
LOBSTERCREW & CO.	220,000	$1,568,600.00	110,000	$13,750.00	$1,582,350.00
HORIZONBEACH & CO.	2,200	$15,686.00	1,100	$137.50	$15,823.50
MAC & CO.	15,900	$113,367.00	7,950	$993.75	$114,360.75
SQUIDRIG & CO.	18,968	$135,241.84	9,484	$1,185.50	$136,427.34
LAMPPOST & CO.	21,000	$149,730.00	10,500	$1,312.50	$151,042.50
BRIDGE & CO.	262,000	$1,868,060.00	131,000	$16,375.00	$1,884,435.00
MAC & CO.	7,866	$56,084.58	3,933	$491.63	$56,576.21
HARE & CO.	7,700	$54,901.00	3,850	$481.25	$55,382.25
ICECOLD & CO.	500	$3,565.00	250	$31.25	$3,596.25

TOTAL	556,134	$3,965,235.42	278,067	$34,758.38	$3,999,993.80
Total	12,039,794	$85,843,731.22	6,019,897	$752,487.18	$86,596,218.28

A-1

EXHIBIT B

FORM OF WARRANT

B-1

EXHIBIT C

STOCK CERTIFICATE QUESTIONNAIRE

Pursuant to Section 5 of the Agreement, please provide us with the following information:

1.	The exact name that your Shares and Warrants are to be registered in (this is the name that will appear on your stock certificate(s)). You may use a nominee name if appropriate:

2.	The relationship between the Purchasers and the registered holder listed in response to item 1 above:

3.	The mailing address of the registered holder listed in response to item 1 above:

4.	The Social Security Number or Tax Identification Number of the registered holder listed in the response to item 1 above:

5.	The number of shares that you or your organization will own immediately after Closing, including those Shares purchased by you or your organization pursuant to this Purchase Agreement and those shares purchased by you or your organization through other transactions:

6.	The number of warrants that you or your organization will own immediately after Closing, including those Warrants purchased by you or your organization pursuant to this Purchase Agreement and those warrants purchased by you or your organization through other transactions:

C-1

EXHIBIT D

REGISTRATION STATEMENT QUESTIONNAIRE

In connection with the preparation of the Registration Statement, please provide us with the following information:

Plan of Distribution

Attached as Exhibit D-I hereto is a draft of the “Plan of Distribution” section of the Registration Statement. Do you propose to offer or sell any Shares of Common Stock to be registered on the Registration Statement by means other than those described in Exhibit D-I?

☐  Yes    ☐  No

If “yes”, please describe the manner in which you propose to offer or sell such Shares of Common Stock:

________________________________________________________________

________________________________________________________________

________________________________________________________________

Selling Stockholders

Pursuant to the “Selling Stockholder” section of the Registration Statement, please state your or your organization’s name exactly as it should appear in the Registration Statement:

________________________________________________________________

Please provide the number of shares that you or your organization will own immediately after Closing, including those Shares purchased by you or your organization pursuant to this Purchase Agreement and those shares purchased by you or your organization through other transactions:

________________________________________________________________

Please provide the number of warrants that you or your organization will own immediately after Closing, including those Warrants purchased by you or your organization pursuant to this Purchase Agreement and warrants purchased by you or your organization through other transactions:

________________________________________________________________

Have you or your organization had any position, office or other material relationship within the past three years with the Company or its affiliates?

☐  Yes    ☐   No

If yes, please indicate the nature of any such relationships below:

________________________________________________________________

________________________________________________________________

________________________________________________________________

Are you (i) an NASD Member (see definition), (ii) a Controlling (see definition) shareholder of an NASD Member, (iii) a Person Associated with a Member of the NASD (see definition), (iv) an Underwriter or a Related Person (see definition) with respect to the proposed offering; (v) do you own any shares or other securities of any NASD Member not purchased in the open market; or (vi) have you made any outstanding subordinated loans to any NASD Member?

Answer:    ☐  Yes    ☐  No If “yes” to any of such questions, please identify the question and describe below:

________________________________________________________________

________________________________________________________________

________________________________________________________________

NASD Member. The term “NASD member” means either any broker or dealer admitted to membership in the National Association of Securities Dealers, Inc. (“NASD”). (NASD Manual, By-laws Article I, Definitions)

Control. The term “control” (including the terms “controlling,” “controlled by” and “under common control with”) means the possession, direct or indirect, of the power, either individually or with others, to direct or cause the direction of the management and policies of a person, whether through the ownership of voting securities, by contract, or otherwise. (Rule 405 under the Securities Act of 1933, as amended)

Person Associated with a member of the NASD. The term “person associated with a member of the NASD” means every sole proprietor, partner, officer, director, branch manager or executive representative of any NASD Member, or any natural person occupying a similar status or performing similar functions, or any natural person engaged in the investment banking or securities business who is directly or indirectly controlling or controlled by a NASD Member, whether or not such person is registered or exempt from registration with the NASD pursuant to its by-laws. (NASD Manual, By-laws Article I, Definitions)

Underwriter or a Related Person. The term “underwriter or a related person” means, with respect to a proposed offering, underwriters, underwriters’ counsel, financial consultants and advisors, finders, members of the selling or distribution group, and any and all other persons associated with or related to any of such persons. (NASD Interpretation)

EXHIBIT D-1

FORM OF PLAN OF DISTRIBUTION

The selling stockholders, which as used herein includes donees, pledgees, transferees or other successors–in–interest selling shares received after the date of this prospectus from a selling stockholder as a gift, pledge, partnership distribution or other transfer, may, from time to time, sell, transfer or otherwise dispose of any or all of their shares on any stock exchange, market or trading facility on which the shares are traded or in private transactions. These dispositions may be at fixed prices, at prevailing market prices at the time of sale, at prices related to the prevailing market price, at varying prices determined at the time of sale, or at negotiated prices.

The selling stockholders may use any one or more of the following methods when disposing of shares:

•	ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;

•	block trades in which the broker-dealer will attempt to sell the shares as agent, but may position and resell a portion of the block as principal to facilitate the transaction;

•	purchases by a broker-dealer as principal and resale by the broker-dealer for its account;

•	an exchange distribution in accordance with the rules of the applicable exchange;

•	privately negotiated transactions;

•	short sales effected after the date the registration statement of which this prospectus is a part is declared effective by the SEC;

•	through the writing or settlement of options or other hedging transactions, whether through an options exchange or otherwise;

•	broker-dealers may agree with the selling stockholders to sell a specified number of such shares at a stipulated price per share;

•	a combination of any such methods of sale; or

•	any other method permitted pursuant to applicable law.

The selling stockholders may also sell shares under Rule 144 under the Securities Act, if available, rather than under this prospectus. The selling stockholders are not obligated to, and there is no assurance that the selling stockholders will, sell all or any of the shares we are registering. The selling stockholders may transfer, devise or gift such shares by other means not described in this prospectus.

D-1-1

In connection with the sale of our shares, the selling stockholders may enter into hedging transactions with broker-dealers or other financial institutions, which may in turn engage in short sales of the common stock in the course of hedging the positions they assume. The selling stockholders may also sell shares of our common stock short and deliver these securities to close out their short positions, or loan or pledge the common stock to broker-dealers that in turn may sell these securities. The selling stockholders may also enter into option or other transactions with broker-dealers or other financial institutions or create one or more derivative securities which require the delivery to such broker-dealer or other financial institution of shares offered by this prospectus, which shares such broker-dealer or other financial institution may resell pursuant to this prospectus (as supplemented or amended to reflect such transaction to the extent required by law).

The aggregate proceeds to the selling stockholders from the sale of the common stock offered by them will be the purchase price of the common stock less discounts or commissions, if any. Each of the selling stockholders reserves the right to accept and, together with their agents from time to time, to reject, in whole or in part, any proposed purchase of common stock to be made directly or through agents. We will not receive any of the proceeds from this offering. Upon any exercise of the warrants by payment of cash, however, we will receive the exercise price of the warrants.

Broker-dealers engaged by the selling stockholders may arrange for other brokers-dealers to participate in sales. Broker-dealers may receive commissions or discounts from the selling stockholders (or, if any broker-dealer acts as agent for the purchaser of shares, from the purchaser) in amounts to be negotiated. The selling stockholders do not expect these commissions and discounts to exceed what is customary in the types of transactions involved. Any profits on the resale of shares by a broker-dealer acting as principal might be deemed to be underwriting discounts or commissions under the Securities Act. Discounts, concessions, commissions and similar selling expenses, if any, attributable to the sale of shares will be borne by a selling stockholder. The selling stockholders may agree to indemnify any agent, dealer or broker-dealer that participates in transactions involving sales of the shares against certain liabilities, including liabilities arising under the Securities Act.

The Company is required to pay certain fees and expenses incurred by the Company incident to the registration of the shares. The Company has agreed to indemnify the selling stockholders against certain losses, claims, damages and liabilities, including liabilities under the Securities Act.

The selling stockholders, broker-dealers or agents that participate in the sale of the common stock may be “underwriters” within the meaning of Section 2(11) of the Securities Act. Any discounts, commissions, concessions or profit they earn on any resale of the shares may be underwriting discounts and commissions under the Securities Act. Selling stockholders who are “underwriters” within the meaning of Section 2(11) of the Securities Act will be subject to the prospectus delivery requirements of the Securities Act. There is no underwriter or coordinating broker acting in connection with the proposed sale of the resale shares by the selling stockholders.

D-1-2

The selling stockholders may from time to time pledge or grant a security interest in some or all of the shares owned by them and, if they default in the performance of any of their secured obligations, the pledgees or secured parties may offer and sell the shares from time to time under this prospectus as it may be supplemented from time to time, or under an amendment to this prospectus under Rule 424(b)(3) or other applicable provision of the Securities Act amending the list of selling stockholders to include the pledgee, transferee or other successors in interest as selling stockholders under this prospectus.

To the extent required, the shares to be sold, the names of the selling stockholders, the respective purchase prices and public offering prices, the names of any agents, dealers or underwriters, any applicable commissions or discounts with respect to a particular offer will be set forth in an accompanying prospectus supplement or, if appropriate, a post-effective amendment to the registration statement that includes this prospectus.

In order to comply with the securities laws of some states, if applicable, the common stock may be sold in these jurisdictions only through registered or licensed brokers or dealers. In addition, in some states the common stock may not be sold unless it has been registered or qualified for sale or an exemption from registration or qualification requirements is available and is complied with.

The anti-manipulation rules of Regulation M under the Exchange Act may apply to sales of shares in the market and to the activities of the selling stockholders and their affiliates. In addition, we will make copies of this prospectus (as it may be supplemented or amended from time to time) available to the selling stockholders for the purpose of satisfying the prospectus delivery requirements of the Securities Act.

We have agreed with the selling stockholders to keep the registration statement of which this prospectus constitutes a part effective until the earlier of (1) such time as all of the shares covered by this prospectus have been disposed of pursuant to and in accordance with the registration statement, or (2) the date on which the shares may be sold pursuant to Rule 144 of the Securities Act without volume or manner of sale restrictions.

D-1-3

SCHEDULE 1

$40,000

SCHEDULE 2

Name

DOMAIN PARTNERS VII, L.P.

DP VII ASSOCIATES, L.P.

FRAZIER HEALTHCARE V, L.P.

FRAZIER HEALTHCARE VI, L.P.

VERSANT VENTURE CAPITAL IV, L.P.

VERSANT SIDE FUND IV, L.P.

Form of Affiliate Legend

“THE SHARES REPRESENTED BY THIS CERTIFICATE ARE HELD BY AN AFFILIATE OF THE ISSUER AS DEFINED IN RULE 144 PROMULGATED UNDER THE SECURITIES ACT OF 1933 AND MAY ONLY BE SOLD OR OTHERWISE TRANSFERRED IN COMPLIANCE WITH THE REQUIREMENTS OF RULE 144 OR PURSUANT TO A REGISTRATION STATEMENT UNDER SAID ACT OR AN EXEMPTION FROM SUCH REGISTRATION.”

SCH-1